UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 9, 2014

COMM 2014-CCRE16 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation The Bancorp Bank
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-04	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of April 7, 2014, with respect to COMM 2014-CCRE16 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2 and 99.3 to the Form 8-K, (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2 and 99.3 that were previously filed and (3) to provide certain disclosure relating to the servicing of the Mortgage Loans identified as “Google and Amazon Office Portfolio” and “25 Broadway”.  No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On April 9, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2014 (the “CCRE16 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, among the Registrant, as depositor, KeyBank National Association, as master servicer (the “CCRE16 Master Servicer”), LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, of COMM 2014-CCRE16 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2014-CCRE16 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the CCRE16 Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 56 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 84 commercial, multifamily and, if applicable, manufactured housing community properties.

The Mortgage Loan identified as “Google and Amazon Office Portfolio” on Exhibit B to the CCRE16 Pooling and Servicing Agreement (the “Google and Amazon Office Portfolio Mortgage Loan”) is an asset of the Issuing Entity.  The Google and Amazon Office Portfolio Mortgage Loan is part of a loan combination (the “Google and Amazon Office Portfolio Loan Combination”) that includes the Google and Amazon Office Portfolio Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “Google and Amazon Office Portfolio Pari Passu Companion Loans”).  The Google and Amazon Office Portfolio Loan Combination, including the Google and Amazon Office Portfolio Mortgage, is being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The CCRE14 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 7, 2014 (the “Prospectus Supplement”), the terms and conditions of the CCRE14 Pooling and Servicing Agreement applicable to the servicing of the Google and Amazon Office Portfolio Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the CCRE16 Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Google and Amazon Office Portfolio Mortgage Loan).

The Mortgage Loan identified as “25 Broadway” on Exhibit B to the Pooling and Servicing Agreement (the “25 Broadway Mortgage Loan”) is an asset of the Issuing Entity.  The 25 Broadway Mortgage Loan is part of a loan combination (the “25 Broadway Loan Combination”) that includes the 25 Broadway Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “25 Broadway Pari Passu Companion Loan”).  The 25 Broadway Loan Combination, including the 25 Broadway Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2014 (the “CCRE17 Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National

Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The CCRE17 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Item 6.02 - Change of Servicer or Trustee.

On May 13, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of a series of certificates (the “COMM 2014-CCRE17 Transaction”) pursuant to the CCRE17 Pooling and Servicing Agreement.  Pursuant to that certain Co-Lender Agreement, dated as of April 9, 2014, between German American Capital Corporation (Note A-1 Holder) and German American Capital Corporation (Note A-2 Holder), as initial noteholders, upon the closing of the COMM 2014-CCRE17 Transaction, servicing of the 25 Broadway Mortgage Loan was transferred to the servicers under the CCRE17 Pooling and Servicing Agreement.  Accordingly, effective as of May 13, 2014, the 25 Broadway Mortgage Loan will be primary serviced and specially serviced by Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and as special servicer, pursuant to the CCRE17 Pooling and Servicing Agreement.  The terms and conditions of the CCRE17 Pooling and Servicing Agreement applicable to the servicing of the 25 Broadway Mortgage Loan are substantially similar to the terms and conditions of the CCRE16 Pooling and Servicing Agreement that are applicable to the servicing of the mortgage loans that are being serviced pursuant to the terms of that agreement.  In addition, KeyBank National Association will act as the primary servicer of the 25 Broadway Loan Combination pursuant to a primary servicing agreement (the “25 Broadway Primary Servicing Agreement”) entered into with Midland.  The 25 Broadway Primary Servicing Agreement is attached hereto as Exhibit 99.6.

Midland, as the CCRE17 Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association, a national banking association (“Midland”), is acting as the special servicer pursuant to the CCRE17 Pooling and  Servicing Agreement (the “CCRE17 Special Servicer”) and, in such capacity, is initially responsible for the servicing and administration of the 25 Broadway Loan Combination (if it becomes a specially serviced loan) and any related REO properties pursuant to the CCRE17 Pooling and Servicing Agreement.  In certain circumstances, the CCRE17 Special Servicer will review, evaluate and provide or withhold consent as to certain major decisions and other transactions relating to the 25 Broadway Loan Combination if it is not a specially serviced loan pursuant to the CCRE17 Pooling and Servicing Agreement.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets.  Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities by S&P, Moody’s, Fitch and Morningstar.  Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and Morningstar.  For each category, S&P ranks Midland as “Strong”, Fitch ranks Midland as “1”, and Morningstar ranks Midland as “CS1”.  Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans.  The policies and procedures are reviewed annually and centrally managed.  Furthermore Midland’s disaster recovery plan is reviewed annually.

Midland will not have primary responsibility for custody services of original documents evidencing the mortgage loans.  Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise.  To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the CCRE17 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer termination event as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time to time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business.  Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the CCRE17 Pooling and Servicing Agreement.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services.  Certificateholders, prospective transferees of the Certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland’s website at www.pnc.com/midland.  Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

As of March 31, 2014, Midland was servicing approximately 30,471 commercial and multifamily mortgage loans with a principal balance of approximately $294 billion.  The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada.  Approximately 11,143 of such loans, with a total principal balance of approximately $140 billion, pertain to commercial and multifamily mortgage-backed securities.  The related loan pools include multifamily, office, retail, hospitality and other income producing properties.  As of March 31, 2014, Midland was named the special servicer in approximately 125 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $68 billion.  With respect to such transactions as of such date, Midland was administering approximately 113 assets with an outstanding principal balance of approximately $709 million.

Midland has been servicing mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of commercial and multifamily mortgage loans in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2011 to 2013.
	Calendar Year-End (Approximate amounts in billions)
Portfolio Size – Master/Primary	2011	2012	2013
CMBS	$130	$115	$141
Other	$137	$167	$167
Total	$267	$282	$308

Midland has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage-backed securities transactions since 1992.  The table below contains information on the size of the portfolio of specially serviced commercial and multifamily mortgage loans and REO Properties that have been referred to Midland as special servicer in commercial mortgage-backed securities transaction from 2011 to 2013.
	Calendar Year-End (Approximate amounts in billions)
Portfolio Size – CMBS Special Servicing	2011	2012	2013
Total	$75	$82	$70

Midland may enter into one or more arrangements with the directing holder appointed pursuant to the CCRE17 Pooling and Servicing Agreement, holders of certificates of the controlling class under the CCRE17 Pooling and Servicing Agreement, the controlling class representative under the CCRE17 Pooling and Servicing Agreement, a companion loan holder, or any other person with the right to appoint or remove and replace the CCRE17 Special

Servicer to provide for a discount and/or revenue sharing with respect to certain of the CCRE17 Special Servicer compensation in consideration of, among other things, Midland’s appointment as special servicer under the CCRE17 Pooling and Servicing Agreement and any related intercreditor agreement and limitations on such person’s right to replace the CCRE17 Special Servicer.

The foregoing information regarding Midland under this heading “Midland, as the CCRE17 Special Servicer” has been provided by Midland.

Description of the 25 Broadway Primary Servicing Agreement:

Under the CCRE17 Pooling and Servicing Agreement, Midland Loan Services, a Division of PNC Bank, National Association, is the primary servicer of the 25 Broadway Loan Combination and the master servicer of the 25 Broadway Companion Loan ("CCRE17 Master Servicer"), with respect to the COMM 2014-CCRE17 securitization trust.  As permitted by the CCRE17 Pooling and Servicing Agreement, the CCRE17 Master Servicer has delegated the primary servicing of the 25 Broadway Loan Combination to KeyBank National Association (in such capacity, the "25 Broadway Primary Servicer") pursuant to the 25 Broadway Primary Servicing Agreement.  Under the 25 Broadway Primary Servicing Agreement and in exchange for a primary servicing fee and certain additional servicing compensation as set forth in the 25 Broadway Primary Servicing Agreement, the 25 Broadway Primary Servicer performs most of the primary servicing duties and obligations of the CCRE17 Master Servicer with respect to the 25 Broadway Loan Combination.  Under the 25 Broadway Primary Servicing Agreement, the 25 Broadway Primary Servicer is not obligated to make any advances with respect to the 25 Broadway Loan Combination, but as Master Servicer under the CCRE16 Pooling and Servicing Agreement is obligated to make P&I Advances with respect to the 25 Broadway Mortgage Loan.  In addition the 25 Broadway Primary Servicing Agreement provides that the 25 Broadway Primary Servicer may not be terminated as 25 Broadway Primary Servicer of the 25 Broadway Loan Combination, except in the case of a Primary Servicer Termination Event (as such term is defined under the 25 Broadway Primary Servicing Agreement).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Credit Suisse Securities (USA) LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association,  as trustee and, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.

99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.5
Pooling and Servicing Agreement, dated as of May 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

99.6	Primary Servicing Agreement, dated as of May 1, 2014, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: May 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Credit Suisse Securities (USA) LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association,  as trustee and, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.2	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.
99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.5
Pooling and Servicing Agreement, dated as of May 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

99.6	Primary Servicing Agreement, dated as of May 1, 2014, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.